Exhibit 99.16

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1999
           Series 1999-10, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %            6.865208
                                                      --------------------
     Weighted average maturity                                     168.93
                                                      --------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                  Principal
            Principal Per      Prepayments Per  Interest Per
    Class    Certificate         Certificate     Certificate    Payout Rate
    -----    -----------         -----------     -----------    -----------
     PO     $   3.75791404     $   0.20639955  $   0.00000000   %0.00000000
     A1     $   4.34051495     $   0.77053432  $   4.95221411   %6.25000000
     A2     $   4.51034421     $   0.80068260  $   4.92058167   %6.24999996
     A3     $   3.66117485     $   0.64993696  $   5.07871753   %6.24999981
     S      $   0.00000000     $   0.00000000  $   0.32844277   %0.41530770
     M      $   3.66117749     $   0.00000000  $   5.07871810   %6.25000052
     B1     $   3.66117910     $   0.00000000  $   5.07871642   %6.24999847
     B2     $   3.66116725     $   0.00000000  $   5.07871080   %6.24999151
     B3     $   3.66117735     $   0.00000000  $   5.07871833   %6.25000076
     B4     $   3.66117493     $   0.00000000  $   5.07872063   %6.25000368
     B5     $   3.66116277     $   0.00000000  $   5.07870470   %6.24998394
     R      $   0.00000000     $   0.00000000  $   0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                         Accrual Amount
    Class
     N/A               $        N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                             $        38,636.00
                                                                   -------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:         $   181,370,171.32
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 640
                                                                  --------------
        3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance        Balance          Cusip
-----         -------          -----------------        -------          -----
PO   $             410,630.32  $      409,046.13  $            970.31  GEC9910PO
A1   $          90,328,385.30  $   89,916,036.38  $            946.48  36157RN68
A2   $          69,359,814.18  $   69,028,683.11  $            940.24  36157RN76
A3   $          17,897,219.09  $   17,830,021.96  $            971.45  36157RN84
S    $         164,447,053.56  $  163,687,053.25  $            944.62  GEC99010S
M    $           1,681,096.18  $    1,674,784.32  $            971.45  36157RP25
B1   $             653,326.24  $      650,873.26  $            971.45  36157RP33
B2   $             559,715.32  $      557,613.80  $            971.45  36157RP41
B3   $             654,301.36  $      651,844.71  $            971.45  36157RW68
B4   $             373,468.58  $      372,066.35  $            971.45  36157RW76
B5   $             280,253.52  $      279,201.27  $            971.45  36157RW84
R    $                   0.00  $            0.00  $              0.00  36157RN92

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             0        Principal Balance    $            0.00
                                --------                            ------------
        2.   60-89 days
             Number             0        Principal Balance    $            0.00
                                --------                            ------------
        3.   90 days or more
             Number             0        Principal Balance    $            0.00
                                --------                            ------------
        4.   In Foreclosure
             Number             0        Principal Balance    $            0.00
                                --------                             -----------
        5.   Real Estate Owned
             Number             0        Principal Balance    $            0.00
                                --------                            ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    3,304,536.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    1,915,010.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------